BENHAM
                                    EUROPEAN
                                   GOVERNMENT
                                    BOND FUND

                                 -------------

                                 Annual Report
                               December 31, 1995


                         [picture of map of Europe]


                        [company logo] The Benham Group
              Part of the Twentieth Century Family of Mutual Funds

                                  CONTENTS

   PERFORMANCE INFORMATION..............................  1

   ECONOMIC REVIEW....................................... 2

   MARKET SUMMARY
   European Government Bonds............................  4
   Foreign Exchange Market..............................  5

   PORTFOLIO INFORMATION................................  6

   MANAGEMENT DISCUSSION................................  8

   BACKGROUND INFORMATION
   The European Union....................................10
   The Prospects for Economic
         and Monetary Union (EMU)........................12
   About the Fund........................................13

   INVESTMENT FUNDAMENTALS
   Definitions...........................................14
   Portfolio Sensitivity Measurements....................15

   FINANCIAL INFORMATION (AUDITED)
   Financial Highlights..................................17
   Financial Statements and Notes........................18
   Schedule of Investments...............................27

                             PERFORMANCE INFORMATION
                      NAV AND AVERAGE ANNUAL TOTAL RETURNS

                       For Periods Ended December 31, 1995

    Net Asset Value Range              Average Annual Total Returns
-------------------------------------------------------------------------------
      (1/1/95-12/31/95)        1 Year       3 Years     5 Years  Life of Fund
-------------------------------------------------------------------------------

        $10.23-$12.38          24.40%       12.18%        N/A       10.95%

NET ASSET VALUE (NAV) RANGE indicates the Fund's share price movements over the stated period and can be used to gauge the stability of the Fund's share price.

TOTAL RETURN figures show the overall dollar or percentage change in the value of a hypothetical investment in the Fund and assume that all of the Fund's distributions are reinvested. AVERAGE ANNUAL TOTAL RETURNS illustrate the annually compounded returns that would have produced the Fund's cumulative total returns if the Fund's performance had been constant over the entire period. Average annual total returns smooth out variations in a fund's return; they are not the same as year-by-year results. For year-by-year total returns, please refer to the Fund's "Financial Highlights" on page 17.

The Fund commenced operations on January 7, 1992.

Total returns are based on historical Fund performance and do not guarantee future results. The Fund's share price and total returns will vary, so that shares, when redeemed, may be worth more or less than their original cost.


                           SEC PERFORMANCE COMPARISON
             Comparative Performance of $10,000 Invested on 1/31/92 in the Fund and in the J.P. Morgan Securities' ECU-Weighted European Index

[line graph]

                  Index             Fund
7-Jan-92          10000             10000
Jan-92            9577              9850
Feb-92            9498              9820
Mar-92            9386              9736
Apr-92            9528              9866
May-92            9907              10227
Jun-92            10391             10731
Jul-92            10608             10975
Aug-92            11196             11513
Sep-92            11050             11501
Oct-92            10495             10957
Nov-92            10136             10710
Dec-92            10120             10708
Jan-93            10293             10847
Feb-93            10227             10804
Mar-93            10610             11178
Apr-93            10894             11350
May-93            10945             11424
Jun-93            10548             11114
Jul-93            10352             10890
Aug-93            10908             11638
Sep-93            11218             11991
Oct-93            11102             11820
Nov-93            10992             11713
Dec-93            11200             11970
Jan-94            11246             12103
Feb-94            11159             11870
Mar-94            11317             11871
Apr-94            11326             11893
May-94            11221             11692
Jun-94            11528             11971
Jul-94            11665             12073
Aug-94            11590             11881
Sep-94            11749             12050
Oct-94            12142             12484
Nov-94            11860             12130
Dec-94            11863             12152
Jan-95            12257             12469
Feb-95            12619             12950
Mar-95            13543             13834
Apr-95            13595             13881
May-95            13778             14071
Jun-95            13906             14201
Jul-95            14288             14502
Aug-95            13705             13985
Sep-95            14188             14393
Oct-95            14497             14771
Nov-95            14522             14759
Dec-95            14906             15117

Past performance does not guarantee future results.

This graph compares the Fund`s performance with a broad-based index, the J.P. Morgan Securities` ECU-Weighted European Index, over the life of the Fund. Although the investment characteristics of the Index are similar to those of the Fund, the securities owned by the Fund and those composing the Index are likely to be different, and securities that the Fund and the Index have in common are likely to have different weightings in the respective portfolios. Investors cannot invest directly in the Index.

PLEASE NOTE: The line representing the Fund's total return includes operating expenses (such as transaction costs and management fees) that reduce returns, while the Index's total return line does not.

                                 ECONOMIC REVIEW
                              THE EUROPEAN ECONOMY
                by Jeff Tyler, Senior Vice President & Co-Manager

ECONOMIC GROWTH

Economic growth in Europe was disappointing in 1995. The strength of the German currency, the deutschemark, dampened demand for German exports, hurting the German economy and driving unemployment up to 9.9% in December 1995. The sluggish performance of the German economy in turn weighed on other European Union (EU) countries.

Germany, historically the economic powerhouse of the EU, slid from an already weak 2.9% growth rate in 1994 to 1.9% in 1995 (see the graph below).+ Growth in France, the United Kingdom, Denmark and Sweden also slowed. Though several countries--the Netherlands, Belgium, Spain, Finland and Italy--actually performed better in 1995 than they did in 1994, this trend is not expected to continue.

In 1996, we expect economic growth for most of the EU countries to slow further. Potential European economic and monetary union (EMU) participants are likely to practice considerable fiscal restraint as they strive to meet the criteria set down by the Maastricht Treaty (see the discussion on page 12). Reductions in government spending could create a significant drag on European economic growth. Among the major European economies, only the United Kingdom (which opted out of EMU) is expected to improve slightly on its 1995 performance. Growth rates in Italy, the Netherlands, Belgium, Denmark, Sweden and Spain are expected to slow to between 2.3% and 2.5%. The economies of Germany and France, like that of the U.S., are projected to grow at a rate of less than 2% in 1996. As a result, Germany and France are currently working to develop economic stimulus packages to boost their ailing economies.

+ All economic growth estimates from Merrill Lynch & Co. International Fixed Income Research.

                          ANNUAL ECONOMIC GROWTH RATES
[bar chart]
                           Germany       France        U.K.        Italy
1994                       2.9           2.9           3.9         2.2
1995 (forecasted)          1.9           2.5           2.7         2.9
1996 (forecasted)          1.8           1.5           2.8         2.3

Source:  Merrill Lynch

                                 ECONOMIC REVIEW
                              THE EUROPEAN ECONOMY
                       (Continued from the previous page)

INFLATION

Slow economic growth in Europe kept inflation under control in most western European countries throughout 1995. According to estimates from Merrill Lynch & Co., inflation in industrial Europe grew at a modest 3.1% for the year. Predictably, higher inflation levels were seen in politically and fiscally troubled Italy and Spain. Italy's inflation level rose from 3.9% in 1994 to 5.4% in 1995, while Spain`s inflation rate remained at 4.7%.

Inflation rates were significantly lower for most other EU countries; in Germany, France, the Netherlands, Belgium and Finland, prices rose at a rate of less than 2.0% in 1995. We believe that greater fiscal restraint on the part of EU countries--excluding Great Britain--that want to take part in the plan for a single European currency by 1999 will probably help keep a rein on inflation in 1996.

INTEREST RATES

Slower economic growth and low levels of inflation convinced the central banks in many countries to cut short-term interest rates in 1995. Germany's short-term rate cuts in March, September and December paved the way for similar cuts in Austria, Belgium, France and other western European nations.

[line graph in right margin of page.  graph data described below]

The accompanying graph illustrates the dramatic downward shift in the German yield curve between January and December 1995. We typically use the German yield curve to illustrate European interest rate behavior because of the leadership role played by the German central bank, the Bundesbank, in European monetary policy. Over the course of the year, yields on German two-year notes plunged by more than 200 basis points (a basis point equals 0.01%) as the Bundesbank shifted to an expansionary policy and moved short-term rates lower. The yield curve shown above steepened as 10-year rates declined less than two-year rates. Yields on 10-year notes fell by 159 basis points. We believe that there is room for further short-term interest rate cuts in 1996 as European governments attempt to revitalize their economies.

[graph data]
German Yield Curves
1/1/95-12/31/95

                  12/31/95          1/1/95           6/30/95
3 Mo.             3.67              5.05             4.45
                  3.58              5.35             4.45
                  3.6               5.39             4.55
1 Yr.             3.62              5.43             4.65
                  3.67              5.7              4.82
                  3.72              5.97             4.99
                  3.77              6.23             5.16
2 Yr.             3.82              6.5              5.33
                  3.91              6.61             5.41
                  4                 6.71             5.49
                  4.08              6.82             5.56
3 Yr.             4.17              6.92             5.64
                  4.27              6.98             5.71
                  4.37              7.05             5.79
                  4.46              7.11             5.86
4 Yr.             4.56              7.17             5.93
                  4.62              7.21             5.97
                  4.69              7.24             6
                  4.75              7.28             6.04
5 Yr.             4.81              7.31             6.07
                  4.94              7.37             6.22
                  5.06              7.44             6.36
                  5.19              7.5              6.51
6 Yr.             5.31              7.56             6.65
                  5.4               7.58             6.71
                  5.49              7.6              6.77
                  5.57              7.62             6.83
7 Yr.             5.66              7.64             6.89
                  5.71              7.65             6.92
                  5.76              7.65             6.95
                  5.8               7.66             6.98
8 Yr.             5.85              7.66             7.01
                  5.89              7.67             7.02
                  5.92              7.67             7.03
                  5.96              7.68             7.04
9 Yr.             5.99              7.68             7.05
                  6                 7.67             7.02
                  6.01              7.65             7
                  6.02              7.64             6.97
10 Yr.            6.03              7.62             6.94

Source:  Bloomberg Financial Marktets

                                 MARKET SUMMARY
                            EUROPEAN GOVERNMENT BONDS
                by Jeff Tyler, Senior Vice President & Co-Manager

Taking their cue from the soaring U.S. bond market, European government bonds performed well in 1995. Slow economic growth, low levels of inflation and falling interest rates in Germany and other European Union (EU) countries were key factors in the European bond rally (see the "Interest Rates" section on page
3). In local currency terms, European bonds, as represented by the J.P. Morgan Securities' ECU-Weighted Index, posted a 17.42% total return in 1995. Although this return was significantly less than the 23.73% return posted by U.S. 10-year bonds, the U.S. dollar's decline against the German mark and other European currencies enhanced returns for U.S. investors. In U.S. dollar terms, European bonds returned an impressive 25.70% in 1995.

Declining interest rates throughout Europe translated to lower bond yields and higher bond prices. The graph below illustrates the dramatic decline in 10-year European bond yields during 1995. Declines were significantly larger in so-called "high-yield" countries (Italy, Spain and Sweden) than in the more politically and economically stable "core" European countries (Germany, Belgium and the Netherlands), whose yields were already relatively low.

We believe that continued deceleration of economic growth projected for 1996 (see the discussion on page 2) should provide a favorable backdrop for European bonds going forward. However, because of the significant impact of U.S. market performance on European markets, any slowdown in the U.S. bond rally could put the brakes on European bond performance as well, regardless of underlying economic factors in Europe.

             REAL (INFLATION ADJUSTED) 10-YEAR EUROPEAN BOND YIELDS
                     AS OF DECEMBER 1994 AND DECEMBER 1995
[bar chart]
                  Dec-95            Dec-94
Germany           4.53              5.12
France            4.53              6.77
Italy             5.06              8.30
UK                4.22              5.81
Netherlands        .43              5.15
Spain              .40              7.54
Belgium           5.23              6.46
Denmark           5.44              6.79
Sweden            5.86              8.32

Source:  Bloomberg, DRI/McGraw-Hill

                                 MARKET SUMMARY
                             FOREIGN EXCHANGE MARKET
                by Jeff Tyler, Senior Vice President & Co-Manager

After plunging to post-World War II lows against the Japanese yen and the German mark in April 1995, the U.S. dollar made a significant recovery in the second half of the year (see the graph below). By the end of 1995, the dollar had declined by 7.2% versus the mark but had posted a 3.9% gain against the yen. For much of the year, the dollar was aggressively supported by the Bank of Japan, whose primary aim was to weaken the yen and boost Japanese exports.

As a result of the dollar's weakness against the mark and other European currencies, U.S. investors earned higher returns on European investments in 1995.

[line graph in left margin of page.  graph data described below]

We think that the dollar`s strength versus European currencies, especially the German mark, will continue to improve in 1996. The mark`s strength in 1995 stunted demand for German exports and weakened the German economy (see pages 2-3). However, the Bundesbank`s recent efforts to lower short-term interest rates and spur economic growth has caused the mark to decline against the dollar. In the first month of 1996, the dollar gained more than 3.5% against the mark, helped by general expectations that Germany and other European countries will have to lower interest rates more aggressively than the U.S. to stimulate their respective economies.

How Currency Returns Affect Fund Performance

For U.S. investors, the total return from European government bonds includes the effects of currency fluctuations--the movement of European currency values in relation to the U.S. dollar. Currency exchange rates come into play when European bond income, gains and losses are converted into U.S. dollars.

Changing currency values may have a greater effect on the Fund's total return than changing European interest rates and bond prices. When the dollar's value declines compared to European currencies (such as the deutschemark), as it did in the first half of 1995, U.S. investors receive higher European bond returns--the European currencies buy more dollars. Conversely, when the dollar is stronger, U.S. investors generally receive lower returns (European currencies buy fewer dollars).

[graph data]
U.S. Dollar Priced in Yen and Deutschemarks
Monthly Averages, 6/94-12/95

                  Yen/$                 DM/$
7/31/94           98.5                  1.57086
8/31/94           99.85                 1.5646
9/30/94           98.81                 1.55089
10/31/94          98.42                 1.5184
11/30/94          97.96                 1.53869
12/31/94          100.12                1.57228
1/31/95           99.75                 1.5324
2/28/95           98.24                 1.5018
3/31/95           90.79                 1.40656
4/30/95           83.67                 1.38059
5/31/95           85.1                  1.40766
6/30/95           84.53                 1.40032
7/31/95           87.22                 1.38936
8/31/95           94.55                 1.44511
9/30/95           100.49                1.46227
10/31/95          100.65                1.4143
11/30/95          101.92                1.41648
12/31/95          101.8495              1.44009

Source:  International Monetary Fund

                              PORTFOLIO INFORMATION
                            BOND HOLDINGS BY COUNTRY

[bar chart]
                                 As of 12/31/95

                           Fund                      J.P. Morgan Index
Germany                    37.49                     33.9
France                     15.66                     21
Netherlands                10.76                     10.7
United Kingdom             9.67                      10.6
Belgium                    7.09                      9.1
Italy                      4.68                      7.5
Denmark                    4.1                       2.8
Spain                      2.57                      4.4
Other                      7.98                      10


[bar chart]
                                 As of 6/30/95

                           Fund                      J.P. Morgan Index
Germany                    35.22                     36.3
France                     19.31                     19.9
Netherlands                13.68                     14
United Kingdom             8.63                      9.1
Belgium                    5.78                      5.9
Italy                      3.64                      3.7
Denmark                    2.13                      2.2
Spain                      2.5                       2.7
Other                      9.11                      6.2

The composition of the Fund`s portfolio may change over time.

                              PORTFOLIO INFORMATION
                            KEY PORTFOLIO STATISTICS
                                   12/31/95               6/30/95

      Market Value:                $245,105,058           $228,645,059
      Number of Issues:            39                     35
      Average Maturity:            6.6 years              6.4 years
      Average Coupon:              7.7%                   7.4%
      Average Duration:            5.1 years              4.8 years

For definitions of these terms, see page 14.


                          LIPPER PERFORMANCE COMPARISON

Lipper Analytical Services (Lipper) is an independent mutual fund ranking service located in Summit, NJ. Rankings are based on AVERAGE ANNUAL TOTAL RETURNS for the periods ended 12/31/95 for the funds in Lipper's "General World Income Funds" category.

                                  1 Year          3 Years       Life of Fund+
The Fund:                         24.40%          12.18%        10.95%
Category Average:                 18.05%          8.46%         7.02%
The Fund`s Ranking:               12 out of 135   8 out of 62   1 out of 43

+ from January 9, 1992, through December 31, 1995

Please note that the Lipper "General World Income Funds" category includes funds that invest in North American, Asian and Australian bonds as well as European bonds.

Total returns are based on historical performance and do not guarantee future results.


                         ONE-YEAR TOTAL RETURN BREAKDOWN

                     For the Period Ended December 31, 1995

   % From            % From Asset           One-Year
   Income       +    Appreciation    =    Total Return

    7.46%       +       16.94%       =       24.40%

                              MANAGEMENT DISCUSSION
                              QUESTIONS AND ANSWERS
               with Jeff Tyler, Senior Vice President & Co-Manager

NOTE: WE SUGGEST THAT YOU REVIEW THE INVESTMENT FUNDAMENTALS, EUROPEAN ECONOMIC REVIEW, MARKET SUMMARY AND BACKGROUND INFORMATION SECTIONS BEFORE READING THIS DISCUSSION. TERMS MARKED WITH AN ASTERISK (*) ARE DEFINED IN THE INVESTMENT FUNDAMENTALS SECTION BEGINNING ON PAGE 14.


Q:       How did the Fund perform in 1995?

A: The Fund's total return for the year ended December 31, 1995, was 24.40%, significantly higher than the 18.05% average total return for its peers. In fact, the Fund has an impressive track record. For the period from January 9, 1992 (when Lipper began tracking the Fund), to December 31, 1995, the Fund was ranked #1 out of 43 funds in Lipper`s "General World Income Funds" category. For the one-year and three-year periods ended December 31, 1995, the Fund`s Lipper ranking placed it in the top 10% and top 15%, respectively, of its category (see the Lipper Performance Comparison on page 7).

Q:       Why did the Fund outperform its peer group average in 1995?

A: Primarily because of the Fund's design. The Fund invests in high-grade European government bonds, with a bias toward the stronger, more stable "core" European countries such as Germany, whose bonds benefited from slow growth, low inflation and political stability in 1995. The Fund also limits its use of currency hedging* strategies to provide more of a "pure play" on the European bond market. Unlike many of its peers, the Fund was unhedged when the U.S. dollar plunged against the German mark in April (see the Foreign Exchange discussion on page 5). Thus the Fund was well positioned to benefit from the dollar's decline and the European bond market rally in 1995.

Q:       Have there been any significant changes in the Fund's management style?

A: Our style has become more conservative. In the past, we tended to use duration* strategies to add value to the Fund, lengthening or shortening the Fund's duration according to our outlook on the direction interest rates were going to move (see the discussion of duration on page 15). One drawback to this strategy is that if interest rates move in the wrong direction, it can significantly lower the Fund's total return. As a result, we prefer to keep the Fund's duration very close to that of its benchmark (the J.P. Morgan Securities' ECU-Weighted European Index). The Fund's duration as of December 31, 1995, was 5.1 years, compared to the 5.0-year duration of the Index. Instead of changing the Fund`s duration, we use intramarket spread trades to add value to the Fund.

                             MANAGEMENT DISCUSSION
                             QUESTIONS AND ANSWERS
                       (Continued from the previous page)

Q:       Can you elaborate?

A: Intramarket spread trades allow us to take advantage of "yield spreads" (differences in yields) between German bonds and those of other European countries. For example, Belgian and German bonds are both highly rated, but, for various economic or political reasons, there are times when Belgian bonds may have to offer higher yields because Germany's credit is considered to be stronger than that of Belgium. Typically, the "spread" between German and Belgian 10-year bond yields is around 10-15 basis points.* If Belgian bond yields rise (and their prices fall), pushing the spread to 40 or 50 basis points, and we believe that the catalyst for the change is short-term in nature, we may sell some of the Fund's German bonds and buy Belgian bonds. Then, when the spread narrows again (Belgian bond prices rise as their yields fall), we would reverse the trade, selling the Belgian bonds at a profit and buying German securities. This is a significantly lower-risk strategy than making alterations in the Fund's duration.

Q: Has the Fund's weighting of investments in specific countries changed significantly?

A: The Fund is still overweighted in "core" Europe. As of December 31, 1995, approximately 55% of the Fund's assets were invested in German, Belgian and Dutch bonds (see the graph on page 6). As a result of social and political upheaval in France, we cut the Fund's holdings in French securities from around 20% at the beginning of the year to 15.7% at the end of December. We increased the Fund's investment in Denmark and Spain because of improving fundamental economic factors in those countries.

Q: Do you plan any significant changes in management strategy over the next six months?

A: No. The Fund should continue its concentration in core European countries, and we plan to continue our use of intramarket trades to enhance the Fund's returns.

                             BACKGROUND INFORMATION
                               THE EUROPEAN UNION

When the Maastricht Treaty became effective in November 1993, the European Union
(EU) was created. The treaty removed all internal barriers to trade and investment between its member countries and conferred "European citizenship" on all of its people, allowing them to live and work anywhere within the Union. The EU evolved from the EC (European Community) and the even older EEC (European Economic Community), which was formed in 1957 to create a common market and promote cooperation between Western European nations. The term EC now refers specifically to only one of the three "pillars" or areas of cooperation of the EU, namely the market and laws governing competition within the Union. The other two "pillars" deal with law enforcement, immigration, and military and foreign policy.

Member nations of the EU include Belgium, France, Germany, Italy, Luxembourg, the Netherlands, Denmark, Ireland, the United Kingdom, Greece, Portugal, Spain and three new members--Austria, Finland and Sweden--admitted in January 1995.

As a unit, the EU produces more goods and services than the U.S., its most important trading partner. The EU is dominated by Germany, which has the largest and most powerful economy in Europe, and by Germany's central bank, the Bundesbank. The German currency, the deutschemark, is generally considered the benchmark European currency. Deutschemark-denominated securities are the cornerstone of Benham European Government Bond Fund's investment portfolio.

Economists generally divide the EU nations into three tiers. The first tier consists of Germany and two other so-called "core" countries (the Netherlands and Belgium) that tend to conduct their fiscal and monetary policies in line with the Bundesbank. Third-tier countries (also called the "high-yield group") have the weakest economies and currencies. This group currently includes Italy, Spain and Sweden. Countries that fall between these two extremes, such as France and the U.K., make up the second tier.

THE EMS, THE ERM AND THE ECU

The European Monetary System (EMS) was created in 1979 to encourage European monetary unity and stability. Its ultimate goal is to allow the EU to adopt a single common currency by the end of the century.

The Exchange Rate Mechanism (ERM), the principal tool of the EMS, was designed to keep the currencies of member nations trading within a narrow target range of 2.25% above or below their assigned values in relation to the ECU. The ECU (European Currency Unit) is an artificially created unit of value by which the official value of each member nation's currency is defined. This valuation in turn creates official prices between the individual currencies. For example, if one deutschemark were determined to be worth two ECUs, and one French franc worth one ECU, the exchange rate between those two countries' currencies would be two francs to a deutschemark.

                             BACKGROUND INFORMATION
                               THE EUROPEAN UNION
                       (Continued from the previous page)

The ERM succeeded in establishing a tight trading range between currencies, but at significant economic cost. In the early 1990s, Germany feared inflation because of the high cost of reunification and refused to cut its interest rates. This forced all ERM countries to keep their interest rates undesirably high and ultimately led to a painful recession in Europe. As economic conditions worsened, Italy and the U.K. dropped out of the ERM so they could cut interest rates and boost their economies (Italy has since rejoined). But interest rate cuts led to currency crises in the summers of 1992 and 1993. Finally, in August 1993, the EU's currency grid was realigned, allowing currencies to fluctuate in value by as much as 15% against one another. When currencies reach this 15% limit, their central banks must buy or sell the currencies to keep them within the allowed range. At the time, it was felt that this 15% tolerance would be more than adequate, but events in 1995 brought that assumption into question.

In March 1995, the EMS received another setback when the Spanish peseta slid to dangerously low levels against the deutschemark. The EU held an emergency meeting of its Monetary Committee, resulting in another realignment of the currency grid, lowering the ERM value of the Spanish peseta as well as that of the Portuguese escudo (because the Spanish and Portuguese economies are so closely linked).

                             BACKGROUND INFORMATION
                              THE PROSPECTS FOR EMU

The adoption of a single European currency--the final stage of European economic and monetary union (EMU)--is scheduled to take place by the end of 1999. However, recent events in Europe have brought into serious question whether EMU can possibly begin on time, or even at all. Some economic analysts believe it will have to be delayed until 2000 or 2001; a growing number suggest that it will be delayed far longer or ultimately abandoned.

Most of the problems stem from the rigorous conditions set by the Maastricht Treaty in 1991 for membership in EMU. The three most important criteria for countries aspiring to EMU membership are:

* Inflation can be no more than 1.5 percentage points higher than the average of the lowest three member countries
* The national budget deficit cannot exceed 3% of the national economy
* Total government debt cannot exceed 60% of the national economy

Sluggish economic growth, runaway social-services costs and high unemployment in most European countries have made it difficult for European governments to take the unpopular measures necessary to allow their countries to qualify for EMU. Forecasts by J.P. Morgan indicate that by 1997, only Luxembourg will meet all three of the criteria. Currently, even Germany--which has been the most insistent on strict adherence to the Maastricht criteria--does not qualify.

It is very likely that decreased government spending will create a drag on already slowing economic growth, but it may also help keep a lid on inflation in the coming year (see discussion on pages 2 and 3). In the face of stringent fiscal reforms that will be necessary to qualify for EMU, support for a single currency is crumbling in many European countries. Among these are the two most powerful proponents of EMU, Germany and France. Germans fear that the new European currency will not have the strength and stability of the deutschemark. In a recent survey by the German newspaper Die Woche, 84% of Germans polled felt that EMU should be delayed, and half of these felt the plan should be abandoned entirely. In France, President Jacques Chirac's attempts to cut government spending by instituting a wage freeze for public-sector workers triggered a massive strike--the largest public demonstration in that country in a decade.

Some European countries have simply refused to adhere to EMU guidelines. Great Britain and Denmark, determining that their economies could not function effectively under the restraint imposed by the Maastricht criteria, have opted out of EMU (while still retaining their EU membership). In spite of the fact that German Chancellor Helmut Kohl and French President Chirac are determined that Europe should achieve monetary union, the growing lack of popular support could pave the way for the ultimate failure of EMU.

                             BACKGROUND INFORMATION
                                 ABOUT THE FUND

THE FUND'S SUBADVISOR

J.P. Morgan Investment Management, Inc. (J.P. Morgan) is the subadvisor to the Fund and makes the Fund's investment decisions. J.P. Morgan is a leading manager of pension funds, institutional accounts and private accounts with approximately $139 billion in assets under management. The subadvisor is a wholly owned subsidiary of J.P. Morgan & Co., Inc.

The Fund is designed to be a diversification tool and seeks to provide a long-term hedge against declines in the U.S. dollar. With this in mind, the Fund's prospectus directs J.P. Morgan to maximize long-term total return, with less emphasis on addressing short-term currency fluctuations. The Fund normally remains fully invested in European bonds. However, the Fund may invest--or "hedge"--up to 25% of its assets into U.S. securities when the U.S. dollar appears to be strengthening.

When J.P. Morgan adopts a neutral investment position for the Fund (i.e., when J.P. Morgan considers all European government bond opportunities roughly equal), the Fund's asset mix is virtually identical to the J.P. Morgan Securities' ECU-Weighted European Index (shown in the SEC performance comparison graph at the bottom of page 1 and in the "Bond Holdings by Country" charts on page 6). The charts help show that more often than not, J.P. Morgan diverges from the Index in managing the Fund to increase exposure to countries expected to perform well and to reduce exposure to countries whose performance is expected to lag.

THE FUND'S MANAGERS

Robert P. Browne has primary responsibility for the day-to-day operations of the Fund. He is a vice president of J.P. Morgan and transferred to the London Fixed-Income Group in April 1994. He was previously located in the Tokyo office and managed domestic and foreign fixed income as well as overall currency exposure for J.P. Morgan Trust Bank's international portfolios. Mr. Browne joined J.P. Morgan Investment in June 1989 and transferred to Tokyo in February 1990.

Jeffrey R. Tyler oversees Mr. Browne's operation of the Fund. Mr. Tyler is a senior vice president with The Benham Group and heads the investment team in Benham's portfolio management group that manages all U.S. government money market and bond funds, mortgage-backed bond funds, international stock and bond funds, and asset allocation funds. He joined Benham in 1987.

                             INVESTMENT FUNDAMENTALS
                                   DEFINITIONS

INVESTMENT TERMS

Average Coupon--a weighted average of all coupons held in a Fund`s portfolio. The coupon is the stated interest rate on a bond.

Average Duration--a weighted average of all bond durations held in a Fund`s portfolio. See also page 15.

Average Maturity--a weighted average of all bond maturities held in a Fund`s portfolio. See also page 15.

Basis Points--A basis point equals one one-hundredth of a percentage point (or 0.01%). Therefore, 100 basis points equals one percentage point (or 1%). Basis points are used to clearly describe interest rate changes. For example, if a news report says that interest rates rose 1%, does that mean 1% of the previous rate, or one percentage point? It is more accurate to state that interest rates rose by 100 basis points.

Hedge, hedging--a strategy used to offset or eliminate fluctuations in the value of a security or currency. For example, Benham European Government Bond Fund offers better returns to U.S. investors when the U.S. dollar is weak compared to European currencies. Conversely, the Fund will tend to underperform in the face of a strong dollar. If we expect the dollar to strengthen against European currencies, we might choose to invest or "hedge" a portion of the Fund's securities back into U.S. dollars to offset losses caused when the Fund's foreign assets are translated back into U.S. dollars. (See the Background Information section on page 13 and the Forward Foreign Currency Exchange Contracts section on page 23 for details on the Fund's hedge policy.)

Market Value--the market value of a fund's investments on a given date.

Number of Issues--the number of different securities issuances held by a fund on a given date.

THE YIELD CURVE

The yield curve is a graphic representation of the relationship between bond risks and returns at a point in time. Yield curve graphs plot lengthening bond maturities (which represent risk because longer maturities increase risk) along the horizontal axis and rising yields (which represent return) on the vertical axis. Therefore, the lower left corners of yield curve graphs have the lowest risks and the lowest potential returns, while the upper right corners have the highest risks and the highest potential returns. (See page 3 for examples of yield curves.)

                             INVESTMENT FUNDAMENTALS
                       PORTFOLIO SENSITIVITY MEASUREMENTS

DURATION

Duration measures the price sensitivity of a bond or bond fund to changes in interest rates. Specifically, duration represents the approximate percentage change in the price of a bond or bond fund if interest rates move up or down by 100 basis points (a basis point equals 0.01%). For example, as of December 31, 1995, the Fund's duration was approximately five years. If interest rates were to rise by 100 basis points, the Fund's share price would be expected to decline by 5% if currency values remain stable. Conversely, if interest rates were to fall by 100 basis points, the Fund's share price would be expected to increase by 5% in a stable currency environment.

The longer the duration, the more bond or bond fund prices will move in response to interest rate changes. Therefore, portfolio managers generally want durations to be as long as possible when interest rates fall (to maximize bond price increases) and as short as possible when interest rates rise (to minimize bond price declines), taking into account the objectives of the portfolio.

Duration, measured in years, also approximates (but understates) the weighted average life of a bond or bond portfolio. To calculate duration, the future interest and principal payments are added together and weighted in proportion to their time value (early payments are valued more than later payments because early payments can be reinvested and compound additional returns).

AVERAGE MATURITY

Average maturity is another measurement of the interest rate sensitivity of a bond portfolio. Average maturity measures the average amount of time that will pass until a bond portfolio receives its principal payments from matured bonds. The longer a portfolio's average maturity is, the more interest rate exposure and interest rate sensitivity it has. For example, a portfolio with a ten-year average maturity has much more potential exposure to interest rate changes than a portfolio with a one-year average maturity.

Portfolio managers generally lengthen average maturities when interest rates fall (to maximize exposure and capture as much price appreciation as possible) and reduce average maturities when interest rates rise (to minimize exposure and avoid as much price depreciation as possible), as long as this strategy is compatible with the objectives of the portfolio. Reducing the average maturity in a rising interest rate environment also allows the portfolio manager to more quickly reinvest matured assets in higher-yielding securities.

The Fund's bond portfolio will normally have an average maturity of between two and ten years.

INDEPENDENT AUDITORS' REPORT


The Board of Trustees and Shareholders
Benham International Funds:

We have audited the accompanying statement of assets and liabilities, including the schedule of investment securities, of Benham European Government Bond Fund (a series of Benham International Funds) (the Trust) as of December 31, 1995, the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods presented herein. These financial statements and financial highlights are the responsibility of the Trust's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1995, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and the financial highlights referred to above present fairly, in all material respects, the financial position of Benham European Government Bond Fund (a series of Benham International Funds) as of December 31, 1995, the results of its operations, the changes in its net assets and its financial highlights for the periods indicated above, in conformity with generally accepted accounting principles.



/s/KPMG Peat Markwick LLP
KPMG Peat Marwick LLP

San Francisco, California
February 5, 1996


                                           BENHAM EUROPEAN GOVERNMENT BOND FUND
                                                   FINANCIAL HIGHLIGHTS
                     FOR A SHARE OUTSTANDING THROUGHOUT THE YEARS ENDED DECEMBER 31 (EXCEPT AS NOTED)


                                                                             1995       1994        1993       1992+
                                                                              ----      -----       -----      -----
PER-SHARE DATA
------------------

NET ASSET VALUE AT BEGINNING OF PERIOD                                      $10.36      10.82      10.01      10.00
   Income From Investment Operations
   Net Investment Income                                                       .61        .78        .69        .79
   Net Realized and Unrealized Gains
      (Losses) on Investments an
     and Foreign Currency Contracts and Transactions                          1.88       (.63)       .49        .38
                                                                          --------   --------    --------   --------
     Total Income From Investment Operations                                  2.49        .15       1.18       1.17
                                                                          --------   --------    --------   --------
   Less Distributions
   Dividends from Net Investment Income                                       (.90)      (.60)      (.37)      (.66)
   Distributions from Net Realized Gains on Investments and
     Foreign Currency Contracts and Transactions                                 0       (.01)         0       (.50)
                                                                          --------   --------    --------   --------
     Total Distributions                                                      (.90)      (.61)      (.37)     (1.16)
                                                                          --------   --------    --------   --------
NET ASSET VALUE AT END OF PERIOD                                            $11.95      10.36      10.82      10.01
                                                                            ======      =====      =====      =====
TOTAL RETURN*                                                                24.40%      1.52%     11.79%      7.08%
----------------

SUPPLEMENTAL DATA AND RATIOS
-------------------------------------
Net Assets at End of Period (in thousands of dollars)                     $252,247    194,301    355,615    337,043
Ratio of Expenses to Average Daily Net Assets++                                .82%       .86%       .85%       .51%**
Ratio of Net Investment Income to Average Daily Net Assets                    6.14%      6.09%      6.27%      7.59%**
Portfolio Turnover Rate                                                        167%       166%       310%       252%


---------------------------------------------------------------------------------------------------------------
+  From January 7, 1992 (commencement of operations), to December 31, 1992.
++ The ratio for the year ended December 31, 1995, includes expenses paid through expense offset arrangements. * Total return figures assume reinvestment of dividends and capital gain distributions and are not annualized.
** Annualized.

   See the accompanying notes to financial statements.



                                           BENHAM EUROPEAN GOVERNMENT BOND FUND
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                     DECEMBER 31, 1995

ASSETS
   Investment securities at value (cost $230,327,721) (Notes 1 and 4) .........................  $245,105,058
   Cash denominated in foreign currencies (cost $2,292,689) ...................................     2,304,498
   Net unrealized appreciation on forward foreign currency exchange
      contracts held, at value (Notes 1 and 5) ................................................       420,703
   Interest receivable ........................................................................     8,599,595
   Receivable for fund shares sold ............................................................       813,054
   Prepaid expenses and other assets ..........................................................        35,028
                                                                                                 ------------
       Total assets ...........................................................................   257,277,936
                                                                                                 ------------
LIABILITIES
   Bank overdraft .............................................................................     4,216,895
   Payable for securities purchased ...........................................................         7,748
   Payable for fund shares redeemed ...........................................................       619,918
   Accrued expenses and other liabilities .....................................................        36,058
   Payable to affiliates (Note 2) .............................................................       150,262
                                                                                                 ------------
       Total liabilities ......................................................................     5,030,881
                                                                                                 ------------
NET ASSETS ....................................................................................  $252,247,055
                                                                                                 ============
Net assets consist of:
   Capital paid in ............................................................................  $234,636,969
   Undistributed net investment income ........................................................    (3,997,106)
   Undistributed net realized gain (loss) from:
       Investments ................................................................  (3,272,005)
       Foreign currency contracts and transactions ................................   9,672,984     6,400,979
                                                                                      ----------
   Net unrealized appreciation on:
       Investments ................................................................  13,252,265
       Foreign currency contracts and transactions ................................   1,953,948    15,206,213
                                                                                      ---------- ------------


NET ASSETS ....................................................................................  $252,247,055
                                                                                                 ============
Net asset value, offering and redemption price per share based on 21,105,444 shares of beneficial interest,
   outstanding (unlimited number of shares authorized) ........................................       $11.95
                                                                                                       ======

------------------------------
See the accompanying notes to financial statements.



                                           BENHAM EUROPEAN GOVERNMENT BOND FUND
                                                  STATEMENT OF OPERATIONS
                                           FOR THE YEAR ENDED DECEMBER 31, 1995


INVESTMENT INCOME

   Interest (net of $41,534 of foreign taxes withheld) ..........................................    $15,876,625
                                                                                                    ------------
EXPENSES
   Investment advisory fees .....................................................................     1,017,677
   Transfer agency fees .........................................................................       264,019
   Administrative fees ..........................................................................       222,006
   Printing and postage .........................................................................        72,060
   Custodian fees ...............................................................................        89,724
   Auditing and legal fees ......................................................................        77,530
   Registration and filing fees .................................................................        45,134
   Directors' fees and expenses .................................................................        24,701
   Other operating expenses .....................................................................        55,164
                                                                                                    ------------
       Total expenses ...........................................................................     1,868,015
   Custodian earnings credits (Note 6) ..........................................................       (20,993)
                                                                                                    ------------
       Net expenses .............................................................................     1,847,022
                                                                                                    ------------
           Net investment income ................................................................    14,029,603
                                                                                                    ------------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS AND FOREIGN CURRENCY CONTRACTS AND
TRANSACTIONS (NOTES 1, 4, AND 5) Net realized gain on:
   Investments .......................................................................   4,048,600
   Foreign currency contracts and transactions .......................................  10,657,792   14,706,392
                                                                                        ----------
Net unrealized appreciation during the period on:
   Investments .......................................................................  16,642,651
   Foreign currency contracts and transactions .......................................     479,157   17,121,808
                                                                                        ----------  ------------
   Net realized and unrealized gain on investments and foreign currency
      contracts and transactions ................................................................    31,828,200
                                                                                                    ------------
Net increase in net assets resulting from operations ............................................   $45,857,803
                                                                                                    ============

--------------------------
See the accompanying notes to financial statements.




                                           BENHAM EUROPEAN GOVERNMENT BOND FUND
                                            STATEMENTS OF CHANGES IN NET ASSETS
                                      FOR THE YEARS ENDED DECEMBER 31, 1995 AND 1994


                                                                                                             1995          1994
                                                                                                           --------       -------

FROM INVESTMENT ACTIVITIES:

   Net investment income ............................................................................   $ 14,029,603   15,373,619
   Net realized gain (loss)on investments and foreign currency contracts and
     transactions ...................................................................................     14,706,392  (10,604,839)
   Net unrealized appreciation (depreciation) on investments and
   foreign currency contracts and transactions ......................................................     17,121,808   (2,745,025)
                                                                                                        ------------  ------------
       Change in net assets derived from investment activities ......................................     45,857,803    2,023,755
                                                                                                        ------------  ------------

FROM DISTRIBUTIONS TO SHAREHOLDERS:
   Net investment income ............................................................................    (17,950,830) (12,592,345)
   Net realized gain on investments and foreign currency contracts
      and transactions ..............................................................................              0    (272,065)
                                                                                                        ------------  ------------
       Total distributions to shareholders ..........................................................    (17,950,830) (12,864,410)
                                                                                                        ------------  ------------

FROM CAPITAL SHARE TRANSACTIONS (NOTE 3):
   Proceeds from sales of shares ....................................................................    174,898,551   79,774,087
   Net asset value of dividends reinvested ..........................................................     16,023,639   10,686,970
   Cost of shares redeemed ..........................................................................   (160,882,703)(239,638,756)
   Net equalization debits ..........................................................................              0   (1,296,418)
                                                                                                        ------------  ------------
       Change in net assets derived from capital share transactions .................................     30,039,487 (150,474,117)
                                                                                                        ------------  ------------
       Net increase (decrease) in net assets ........................................................     57,946,460 (161,314,772)

NET ASSETS:
   Beginning of year ................................................................................    194,300,595  355,615,367
                                                                                                        ------------  ------------
   End of year ......................................................................................  $ 252,247,055  194,300,595
                                                                                                        ============  ============


------------------------
See the accompanying notes to financial statements.

BENHAM EUROPEAN GOVERNMENT BOND FUND
NOTES TO FINANCIAL STATEMENTS
December 31, 1995

(1)  SIGNIFICANT ACCOUNTING POLICIES

Benham European Government Bond Fund is an open-end, non-diversified management investment company, registered under the Investment Company Act of 1940. It is currently the sole Fund of Benham International Funds (BIF). Benham European Government Bond Fund seeks over the long term as high a level of total return as is consistent with investment in the highest-quality European government debt securities. Significant accounting policies followed by the Fund are summarized below.

VALUATION OF INVESTMENT SECURITIES--Securities are valued on the basis of market value as provided by an independent pricing service approved by the board of trustees. Foreign securities are valued at the closing price in the principal market where they are traded. Foreign security prices are converted to U.S. dollars daily based on currency exchange rates prevailing at the time the Fund's net asset value is determined. Security transactions are recorded on the date the order to buy or sell is executed. Debt obligations with remaining maturities of sixty days or less at the time of purchase are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued at fair market value as determined in good faith by or under the direction of the board of trustees. Realized gains and losses from security transactions are determined on the basis of identified cost.

SHARE VALUATION--The Fund's net asset value per share is computed by dividing the value of its total assets, less its liabilities, by the total number of shares outstanding at the beginning of each business day. Net asset values fluctuate daily in response to changes in the market value of investments and foreign currency translations.

DIVIDENDS AND OTHER DISTRIBUTIONS--Interest income, including amortization of bond discounts and premiums, and Fund expenses are accrued daily. Net investment income dividends to shareholders, if any, are distributed quarterly on the ex-dividend date. In addition, net realized gains, if any, are distributed annually. Distributions are paid in cash or reinvested in additional shares.

The character of distributions made during the year from net investment income or net realized gains may differ from their ultimate characterization for federal income tax purposes. On the Statement of Assets and Liabilities for the Fund, as a result of permanent book-to-tax differences, a reclassification adjustment has been made for equalization to decrease undistributed net investment income and increase capital.

INCOME TAXES--The Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (IRC). By complying with these provisions, the Fund will not be subject to federal or state income or franchise taxes to the extent that it distributes substantially all of its net investment income and realized capital gains. Under applicable foreign tax law, a withholding tax may be imposed on interest at various rates.

Net realized capital gain (loss) on investments and foreign currency contracts and transactions differ for financial statement and tax purposes primarily because of IRC section 988 foreign exchange gain (loss) reclassifications to ordinary income, deferrals of net post-October losses on investments and foreign curency contracts and acquisitions, and IRC section 1256 contracts mark to market requirements. The character of distributions made during the year from net investment income or net realized gains for financial statement purposes may therefore differ from their ultimate characterizations for federal income tax purposes. Due to the timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the year that the income or realized gains (losses) were recorded by the Fund. Also, the Fund utilizes equalization debits when determining the required dividend distributions for federal income tax purposes. As of December 31, 1995, the Fund had a tax capital loss carryover of $2,287,194. Loss carryovers not offset by realized gains will expire eight years after the fiscal year in which they are realized. The Fund's capital loss carryover will expire by December 31, 2002. No capital gain distributions will be made by the Fund until all of its loss carryover has been offset or expired.

FOREIGN CURRENCY TRANSLATIONS--The functional currency of the Fund is the U.S. dollar. Securities and other assets and liabilities denominated in foreign currencies are converted to U.S. dollars daily based on currency exchange rates prevailing at the time the Fund's net asset value is determined. Foreign currency amounts related to the purchase or sale of securities, income, and expenses are translated at the exchange rate on the transaction date, as accrued or when incurred, respectively.

Net realized gains on foreign currency contracts and transactions represent net foreign exchange gains and losses from sales and maturities of securities, holdings of foreign currencies, forward foreign currency exchange contracts, exchange gains or losses realized between the trade and settlement dates on security transactions, and the difference between the amounts of interest recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid.

Net unrealized currency gains and losses from valuing foreign-currency-denominated assets and liabilities at period-end exchange rates are reflected as a component of unrealized appreciation (depreciation) on foreign currency contracts and transactions.

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS--A forward foreign currency exchange contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. In connection with purchases and sales of Fund securities denominated in a foreign currency, the Fund may enter into forward foreign currency exchange contracts. Additionally, the Fund may enter into contracts in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or to increase or shift its exposure to a currency other than U.S. dollars. These hedging strategies, while reducing exchange rate risk, will also reduce the potential for share price appreciation in the event the hedged currency increases in value. Certain risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms prescribed. Contracts are recorded at market value, which fluctuates with changes in currency exchange rates. When the contracts are closed, realized gains and losses arising from the difference between the original contracts and the closing of such contracts are included in net realized gain (loss) on foreign currency contracts and transactions. Since the economics of entering into offsetting contracts with the same settlement date effectively closes a portion of the existing open contracts, purchase and sale contracts with the same counterparty are presented net in Note 5 to the financial statements. The Fund will not enter into forward contracts or maintain a net exposure to forward contracts when the value of the contract would obligate the Fund to deliver an amount of a currency in excess of the value of its securities or other assets denominated in that currency.

PREPAID EXPENSES--Expenditures of the Fund that have future value are amortized on a straight-line basis over the period in which the benefit is expected to be realized.

ORGANIZATION COSTS--Costs incurred by the Fund in connection with the organization, initial registration and public offering of shares are being amortized on a straight-line basis over a five-year period ending December 1996.

(2)  INVESTMENT ADVISORY FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Benham Management Corporation (BMC) is a wholly owned subsidiary of Twentieth Century Companies, Inc. (TCC). BMC's former parent company, Benham Management International, Inc., merged into TCC on June 1, 1995. The Fund pays BMC, as investment advisor, a monthly investment advisory fee equal to the following annual percentages of the Fund's average daily net assets.

                 0.45% of the first $200 million
                 0.40% of the next $300 million
                 0.35% of the next $1 billion
                 0.34% of the next $1 billion
                 0.33% of the next $1 billion
                 0.32% of the next $1 billion
                 0.31% of the next $1 billion
                 0.30% of the next $1 billion
                 0.29% of net assets over $6.5 billion

BMC provides the Fund with all investment advice. Twentieth Century Services, Inc. pays all compensation of Fund officers and trustees who are officers or directors of TCC or any of its subsidiaries. In addition, promotion and distribution expenses are paid by BMC.

BMC has entered into a subadvisory agreement with J.P. Morgan Investment Management (JPMIM) on behalf of the Fund. The subadvisor makes investment decisions for the Fund in accordance with the Fund's investment objectives, policies, and restrictions under the supervision of the advisor and the board of trustees. BMC pays all costs associated with retaining JPMIM as the subadvisor to the Fund.

The subadvisor is a wholly owned subsidiary of J.P. Morgan & Co., Incorporated. The Fund's custodian switched from Morgan Guaranty Trust Company of New York, a wholly owned subsidiary of J.P. Morgan & Co., Incorporated, to State Street Bank and Trust.

The Fund has an Administrative Services and Transfer Agency Agreement with Benham Financial Services, Inc. (BFS), a wholly owned subsidiary of TCC. Under the agreement, BFS provides administrative service and transfer agency functions necessary to operate the Fund. Fees for these services are based on transaction volume, number of accounts, and average net assets of all funds in The Benham Group.

The Fund has an additional agreement with BMC pursuant to which BMC established a contractual expense guarantee that limits Fund expenses (excluding extraordinary expenses such as brokerage commissions and taxes) to .90% of the Fund's average daily net assets. The agreement provides further that BMC may recover amounts (representing expenses in excess of the Fund's expense guarantee rate) absorbed during the preceding 11 months, if, and to the extent that, for any given month, the Fund's expenses are less than the expense guarantee rate in effect at that time. The expense guarantee rate is effective through May 31, 1996, and is subject to annual renewal.

The payables to affiliates as of December 31, 1995, based on the above agreements were as follows:

Investment Advisor ...............................................  $  93,045
Administrative Services ..........................................     20,307
Transfer Agent ...................................................     36,910
                                                                      -------
                                                                     $150,262
                                                                      =======

The Fund has a distribution agreement with Benham Distributors, Inc. (BDI), which is responsible for promoting sales of and distributing the Trust's shares. BDI is a wholly owned subsidiary of TCC.

(3)  SHARE TRANSACTIONS

Transactions for the years ended December 31, 1995 and 1994, were as follows:

                                                      1995              1994
                                                   -----------       ----------
Shares sold ....................................   14,908,717         7,496,470
Reinvestment of dividends ......................    1,365,380         1,022,110
                                                  ------------       ----------
                                                   16,274,097         8,518,580
Less shares redeemed ...........................  (13,915,468)      (22,638,601)
                                                  ------------       ----------
Net increase (decrease) in shares ..............    2,358,629       (14,120,021)
                                                  ============       ==========

(4)  INVESTMENT SECURITIES--PURCHASES, SALES AND/OR MATURITIES

Purchases and sales of investment securities (at cost), excluding short-term securities, for the year ended December 31, 1995, were as follows:

Purchases ....................................................   $378,809,631
                                                                  ===========

Sales proceeds ...............................................   $355,542,593
                                                                  ===========

As of December 31, 1995, unrealized appreciation (depreciation) on investment securities was as follows:

Appreciated securities .......................................    $14,799,340
Depreciated securities .......................................       (22,003)
                                                                  -----------
Net unrealized appreciation ..................................    $14,777,337
                                                                  ===========

For financial reporting and federal income tax purposes, the cost of securities is the same.

(5)  FORWARD FOREIGN CURRENCY EXCHANGE CONTRACT COMMITMENTS

As of December 31, 1995, the Fund had entered into the following forward foreign currency exchange contracts. Net unrealized appreciation of $420,703 on these contracts is shown as an asset on the statement of assets and liabilities and is reflected as net unrealized appreciation (depreciation) on forward foreign currency contracts.


                                                                                            Net
                                                                                         Unrealized
   Currency to be Delivered              Currency to be Received                        Appreciation
-------------------------------     ---------------------------------      Settlement  (Depreciation)
         Amount       US$ Value                 Amount      US$ Value        Date          (US$)
         -------       -------                ---------    ----------       ------      ------------
US$      3,491,469  $ 3,491,469     DM         5,811,889   $4,047,478       01/24/96  $ 556,009
DM      33,453,349   23,397,635     US$       23,473,617   23,473,617       04/23/96     75,982
DKr     64,990,463   11,709,262     US$       11,765,854   11,765,854       01/24/96     56,592
US$      8,606,795    8,606,795     Dkr       47,942,151    8,652,238       04/23/96     45,443
US$      3,748,066    3,748,066     Esp      483,843,700    3,967,688       01/24/96    219,622
US$      7,236,384    7,236,384     Lit   11,559,070,452    7,249,430       01/24/96     13,046
Lit  3,252,512,930    2,017,096     US$        1,998,226    1,998,226       04/23/96    (18,869)
Fl      14,182,285    8,828,423     US$        9,004,651    9,004,651       01/24/96    176,228
US$      6,913,478    6,913,478     Fl        11,017,408    6,891,113       04/23/96    (22,365)
US$      4,122,494    4,122,494 sterling
                                 pound         2,648,418    4,103,161       01/24/96    (19,334)
US$        237,168      237,266 sterling
                                 pound           221,168      341,880       04/23/96    104,614
Bfr    187,853,627    6,376,227     US$        5,915,669    5,915,669       01/24/96   (460,557)
US$      9,813,279    9,813,279     Bfr      274,553,189    9,319,424       04/23/96   (493,855)
US$     13,799,687   13,799,687     Ffr       68,244,960   13,919,305       01/24/96    119,617
Ffr     18,284,124    3,733,157     US$        3,801,686    3,801,687       04/23/96     68,530
                    -----------                           -----------                 ---------
                  $ 114,030,718                          $114,451,421                 $ 420,703
                    ===========                           ===========                 =========



(6)  EXPENSE OFFSET ARRANGEMENTS

The Fund's Statement of Operations reflects custodial earnings credits. These amounts are used to offset the custody fees payable by the Fund to the custodian bank. The credits are earned when the Fund maintains a balance of uninvested cash at the custodian bank. Beginning with the year ending December 31, 1995, the ratio of expenses to average daily net assets shown in the Financial Highlights is calculated as if these credits had not been earned.



                                           BENHAM EUROPEAN GOVERNMENT BOND FUND
                                             SCHEDULE OF INVESTMENT SECURITIES
                                                     DECEMBER 31, 1995

                                                                                                            Value in       Percent
                                                         Maturity                               Face           US$         of Net
                    Issue                                  Date        Rate      Currency      Amount       (Note 1)       Assets
--------------------------------------------------       ------      ------       ------        --------      --------      ------
------------------------------------------------------------------------------------------------------------------------------------
BELGIUM             GOVERNMENT BONDS
                     Government of Belgium               12/22/00      7.750%       Bfr      70,000,000 $   2,599,280       1.03%
                     Kingdom of Belgium                  04/29/04      7.250                305,000,000    10,820,243       4.29
                     Kingdom of Belgium                  03/31/05      6.500                133,000,000     4,455,604       1.77
                                                                                                         ------------     ------
                    Total Belgium                                                                          17,875,127       7.09
                                                                                                         ------------     ------
------------------------------------------------------------------------------------------------------------------------------------
DENMARK             GOVERNMENT BOND
                     Kingdom of Denmark                  05/15/03      8.000        Dkr       31,500,000    6,029,573       2.39
                     Kingdom of Denmark                  12/15/04      7.000                  24,000,000    4,304,003       1.71
                                                                                                         ------------     ------
                    Total Denmark                                                                          10,333,576       4.10
                                                                                                         ------------     ------
------------------------------------------------------------------------------------------------------------------------------------
FRANCE              GOVERNMENT BONDS
                     Credit Local de France              03/31/04      7.500        Ffr       11,500,000    2,465,063        .98
                     Credit Local de France              12/07/99      9.250                  14,000,000    3,182,142       1.26
                     Credit Local de France              03/04/01      9.875                  30,000,000    7,097,900       2.81
                                                                                                         ------------     ------
                                                                                                           12,745,105       5.05
                                                                                                         ------------     ------

                    CORPORATE BONDS
                     Caisse Autonome de Refinancement    12/06/99      7.750                  22,000,000    4,780,756       1.90
                     CETELEM                             11/24/01      6.500                  27,000,000    5,586,862       2.22
                     Electricite de France               04/09/04      8.600                  43,400,000    9,917,725       3.93
                     France Telecom                      12/10/99      9.000                  23,400,000    5,282,948       2.09
                     Societe Nationale des
                       Chemins des Fers                  03/09/04      8.600                   5,200,000    1,183,635        .47
                                                                                                         ------------     ------
                                                                                                           26,751,926      10.61
                                                                                                         ------------     ------
                    Total France                                                                           39,497,031      15.66
                                                                                                         ------------     ------


                                                                 27



SCHEDULE OF INVESTMENT SECURITIES--BENHAM EUROPEAN GOVERNMENT BOND FUND (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

                                                                                                            Value in       Percent
                                                         Maturity                               Face           US$         of Net
                    Issue                                  Date        Rate      Currency      Amount       (Note 1)       Assets
-----------------------------------------------------    ------      ------       ------        --------      --------      ------

GERMANY             GOVERNMENT BONDS
                     Autobahnen und Schnellstr Finance   12/22/99      7.125%       DM         4,500,000 $  3,364,047      1.33%
                     Bayerische Landesbank               05/20/98      6.250                   5,000,000    3,624,826      1.44
                     European Investment Bank            11/04/02      7.500                   5,000,000    3,798,679      1.51
                     German Federal Republic             07/15/04      6.750                   6,600,000    4,821,488      1.91
                     German Federal Republic             10/20/00      9.000                  29,180,000   23,640,264      9.37
                     German Federal Republic             07/22/02      8.000                   4,950,000    3,885,647      1.54
                     German Federal Republic             01/03/05      7.375                  29,320,000   22,281,569      8.83
                     Kredit Fuer Wiederaufbau            03/04/99      8.000                   7,000,000    5,344,924      2.12
                     Kredit Fuer Wiederaufbau            06/20/05      6.750                   7,600,000    5,483,310      2.18
                     LKB Baden Wurttemberg Finance       06/22/05      6.750                   2,880,000    2,067,271       .82
                     RaboBank Nederland                  10/11/99      6.750                  10,000,000    7,413,074      2.94
                     Republic of Austria                 04/03/00      6.875                   5,170,000    3,864,557      1.53
                     Sudwestdeutsche Landesbank          10/21/03      6.250                   7,100,000    4,976,912      1.97
                                                                                                         ------------     ------
                    Total Germany                                                                          94,566,568     37.49
                                                                                                         ------------     ------

------------------------------------------------------------------------------------------------------------------------------------
ITALY               GOVERNMENT BOND
                     Buoni Poliennali del Tesoro         01/01/05       8.312       Lit   20,020,000,000   11,804,049      4.68
                                                                                                         ------------     ------

------------------------------------------------------------------------------------------------------------------------------------
NETHERLANDS         GOVERNMENT BONDS
                     Bank Neder Gemeenten                12/16/02      7.625        Fl        17,000,000   11,611,560      4.60
                     Bank Neder Gemeenten                03/10/03      7.000                   3,600,000    2,366,066       .94
                     Energie Beheer Nederland            11/13/98      8.750                   5,000,000    3,443,132      1.36
                     Government of the Netherlands       11/15/05      6.750                   9,770,000    6,396,952      2.54
                     Inter American Development Bank     04/15/99      7.250                   2,500,000    1,665,631       .66
                     International Bank for
                        Reconstruction                   06/01/99      7.125                   2,500,000    1,670,292       .66
                                                                                                         ------------     ------
                       & Development
                    Total Netherlands                                                                      27,153,633     10.76
                                                                                                         ------------     ------

------------------------------------------------------------------------------------------------------------------------------------
SPAIN               GOVERNMENT BOND
                     Government of Spain                 02/28/05      10.000       Esp      778,270,000    6,470,657     2.57
                                                                                                         ------------     ------





SCHEDULE OF INVESTMENT SECURITIES--BENHAM EUROPEAN GOVERNMENT BOND FUND (CONTINUED)
---------------------------------------------------------------------------------------------------------------------------

                                                                                                            Value in       Percent
                                                         Maturity                                Face           US$         of Net
                    Issue                                  Date        Rate      Currency       Amount       (Note 1)       Assets
---------------------------------------------------      ------      ------       ------        --------      --------      ------

UNITED
KINGDOM             GOVERNMENT BONDS
                     Bayerische Landesbank Giro          02/26/03      8.500%    sterling      6,500,000 $   10,547,265    4.18%
                                                                                 pound
                     Republic of Austria                 07/22/04      9.000                   3,260,000     5,450,924     2.16
                     United Kingdom Treasury             12/07/05      8.500                   2,200,000     3,664,683     1.45
                     United Kingdom Treasury             09/08/06      7.750                   3,000,000     4,741,545     1.88
                                                                                                          ------------     ------
                    Total United Kingdom                                                                    24,404,417     9.67
                                                                                                          ------------     ------

-----------------------------------------------------------------------------------------------------------------------------------
UNITED
STATES              SHORT-TERM INVESTMENT
                     Deutsche Bank Fixed Deposit         01/02/96      5.790        US        $5,000,000     5,000,000       1.98
                     Repurchase Agreement with           01/02/96      5.850                   8,000,000     8,000,000       3.17
                                                                                                          ------------     ------
                         Daiwa Securities in the                                                            13,000,000       5.15
                                                                                                          ------------     ------
                         amount of 3,003,900.
                         Collateralized by $6,940,000
                         in U.S. Treasury Notes
                         7.500%, due 11/15/16,
                         (cost $8,000,000)

                    Total investment securities (cost $230,327,721)                                       245,105,058      97.17
                     Other assets less liabilities                                                          7,141,997       2.83
                                                                                                         ------------     ------

                    Net assets equivalent to $11.95 per share
                     on 21,105,444 shares outstanding                                                    $252,247,055     100.00%
                                                                                                         ============     ======

                                                                 29

TRUSTEES

James M. Benham
Albert A. Eisenstat
Ronald J. Gilson
Myron S. Scholes
Kenneth E. Scott
Ezra Solomon
Isaac Stein
James E. Stowers, III
Jeanne D. Wohlers

OFFICERS

James M. Benham
Chairman of the Board

John T. Kataoka
President and Chief Executive Officer

Bruce R. Fitzpatrick
Vice President

Maryanne Roepke
Treasurer

Douglas A. Paul
Vice President, Secretary
and General Counsel

Ann N. McCoid
Controller

[company logo] The Benham Group
Part of the Twentieth Century Family of Mutual Funds

     1665 Charleston Road
     Mountain View, CA 94043

     1-800-321-8321

     Not authorized for distribution unless preceded or accompanied by a current fund prospectus.

     Benham Distributors, Inc.            2/96 Q072